SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                FORM 8-K


                              CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of
Earliest Event Reported):              January 30, 1998


                        CIMETRIX, INCORPORATED
              ------------------------------------------
      (Exact name of registrant as specified in this Charter)



    Nevada                     0-16454            87-0439107
---------------           ----------------    -----------------
(State or other           (Commission File      (Commission File
jurisdiction of               Number          Identification No.)


6979 South High Tech Drive, Midvale, Utah             84047
-----------------------------------------           ----------
(Address of principal executive offices)            (Zip Code)

Registrant's Telephone Number,
Including Area Code:                           (801) 256-6500
                                               ----------------

         100 North Tampa Street, Tampa, Florida 33602
        ------------------------------------------------
  (Former name or former address, if changed since last report)

ITEM 4.  Changes in Registrant's Certifying Accountant.

      On January 30, 1998, Cimetrix, Incorporated (the "Company") terminated its relationship with its independent auditor, Pritchett, Siler & Hardy. On the same date, the Company signed an engagement letter with Tanner & Company, certified public accountants based in Salt Lake City, to perform an independent audit of the Company's 1997 financial statements and to prepare its state and federal tax returns.

      The change in accountants was not due to any disagreements over accounting principles but rather was solely the result of an effort by management to reduce its auditing costs.

ITEM 7.  Financial Statements and Exhibits.

      The following exhibits are filed herewith in accordance with provisions of Item 601 of Regulation S-B:

           23.1  Consent of Pritchett, Siler & Hardy
           23.2  Consent of Tanner & Company


                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CIMETRIX, INCORPORATED
                                   (Registrant)




Date: February 9, 1998      By:  Paul A. Bilzerian, President
                                 and Chief Executive Officer